UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 2, 2011

LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of McGladrey & Pullen, LLP

On December 2, 2011, Lantronix, Inc. (the “Company”) notified McGladrey & Pullen, LLP (“McGladrey”) of its decision to dismiss McGladrey as the Company’s independent registered public accounting firm.  The decision was made by the Audit Committee in order to reduce the Company’s audit fees.

The reports of McGladrey on the Company’s financial statements for the years ended June 30, 2010 and June 30, 2011 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and from July 1, 2011 through December 8, 2011, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the Company’s most recent two fiscal years and from July 1, 2011 through December 8, 2011, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Company has provided to McGladrey a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission, and has requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 8, 2011, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Squar, Milner, Peterson, Miranda & Williamson, LLP

On November 30, 2011, the Audit Committee of the Board of Directors of the Company unanimously approved the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as its new independent registered public accounting firm to provide auditing and other services to the Company, to be effective as of December 2, 2011. During the Company’s two most recent fiscal years ended June 30, 2010 and June 30, 2011, and from July 1, 2011 through December 2, 2011, neither the Company nor anyone acting on its behalf has consulted with Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that Squar Milner review this document before it was filed with the Securities and Exchange Commission and furnish a letter containing any new information, clarification of the above information, and/or the respects in which they do not agree with the disclosure in this filing.  After completing such review, Squar Milner concluded that it was not necessary to issue such a letter.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated December 8, 2011, relating to the statements made in this Form 8-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2011	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

INDEX TO EXHIBITS TO FORM 8-K

Exhibit Number	Description
16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission, dated December 8, 2011, relating to the statements made in this Form 8-K.